UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 7, 2025

OWENS & MINOR, INC.

(Exact name of Registrant as specified in charter)

Virginia	001-09810	54-1701843
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

9120 Lockwood Blvd., Mechanicsville, Virginia	23116
(Address of principal executive offices)	(Zip code)

Post Office Box 27626, Richmond, Virginia	23261-7626
(Mailing address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (804) 723-7000

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $2 par value per share	OMI	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

Equity Purchase Agreement

On October 7, 2025, Owens & Minor, Inc., a Virginia corporation (the “Company”), entered into an Equity Purchase Agreement, (the “Purchase Agreement”) by and among the Company, Dominion Healthcare Acquisition Corporation, a Delaware corporation (the “Purchaser”), and Dominion Healthcare Holdings, L.P., a Delaware limited partnership (“Purchaser Parent”). Pursuant to the Purchase Agreement, upon the terms and subject to the conditions thereof, the Company will (i) sell and transfer to Purchaser all of the Company’s right, title and interest in and to all of the issued and outstanding limited liability company interests (other than the Rollover Company Securities (as defined in the Purchase Agreement)) in O&M PHS LLC, a Virginia limited liability company and a wholly owned subsidiary of the Company (which, after giving effect to the completion of certain reorganization transactions, comprises the “Products & Healthcare Services” business of the Company), for an aggregate of $375,000,000 in cash, subject to certain adjustments for cash, indebtedness, net working capital and transaction expenses (the “Sale”) and (ii) contribute, assign, transfer and deliver to Purchaser Parent, the Rollover Company Securities in exchange for the Rollover Units (as defined in the Purchase Agreement) in Purchaser Parent (the “Rollover”, and together with the Sale and the other transactions contemplated by the Purchase Agreement, collectively, the “Transactions”). Pursuant to the terms of the limited partnership agreement of Purchaser Parent, the Rollover Company Securities are non-voting, passive interests which entitle the Company to receive (1) 50% of any distributions made by Purchaser Parent after Purchaser Parent has made aggregate distributions of $310 million, until such time as the Company receives $200 million of distributions, and (2) 5% of any distributions made by Purchaser Parent in excess of the priority returns described above.

The closing of the Transactions is subject to the satisfaction or waiver of certain customary closing conditions, including, among others, (i) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), and the receipt of clearances or approvals under other specified antitrust, competition and trade regulation laws, (ii) the absence of any order, or law that enjoins, makes illegal or otherwise prohibits the consummation of the Transactions, (iii) the completion of certain reorganization transactions, (iv) the accuracy of representations and warranties made by the Company and the Purchaser, subject to certain specified materiality standards and certain exceptions, (v) performance and compliance by the parties of their respective covenants and obligations under the Purchase Agreement in all material respects and (vi) the absence of any Business Material Adverse Effect (as defined in the Purchase Agreement) since the date of the Purchase Agreement.

The Company made customary representations, warranties and covenants in the Purchase Agreement, including, among others, and subject to certain exceptions, covenants to conduct the Products & Healthcare Services business in the ordinary course during the period between the date of the Purchase Agreement and the earlier of the closing date of the Transactions and the termination of the Purchase Agreement, as well as covenants not to engage in specified types of actions during this period. Pursuant to the Purchase Agreement, the Company has agreed to reimburse Purchaser and its affiliates for 80% of certain costs incurred by Purchaser or its affiliates in connection with the separation of the Products & Healthcare Services business from the Company’s retained business, subject to an aggregate cap of $65 million. The Company will not be obligated to reimburse Purchaser or its affiliates: (1) for any such costs in advance of April 1, 2026, (2) for more than $15 million of such costs prior to October 1, 2026, or (3) for more than $55 million of such costs prior to January 1, 2027. The Purchase Agreement also contains certain non-competition, non-solicit and non-disparagement provisions. Subject to certain limitations, the Company and Purchaser have agreed to indemnify each other for losses arising from (i) breaches of post-closing covenants, (ii) breaches of certain reorganization and separation covenants, (iii) liabilities in respect of the Products & Healthcare Services business or the Company’s retained business, as applicable, (iv) certain tax matters and (v) certain other specified matters.

At the closing of the Transactions, the Company and the Purchaser will provide certain transition services to the other party pursuant to a certain customary transition services agreement. Pursuant to the terms of the transition services agreement, the Company has agreed that, in certain circumstances, it may be obligated to provide up to $115 million in credit support to the Products & Healthcare Services business.

The Purchase Agreement contains certain termination rights, including that either the Company or the Purchaser may terminate the Purchase Agreement if, subject to certain limitations, the Sale has not closed by the date that is six (6) months after the date of the Purchase Agreement, subject to a potential extension under certain circumstances (the “Termination Date”).

The Purchase Agreement provides that the Purchaser will be required to pay the Company a termination fee of $9,375,000 under certain specified circumstances if the closing conditions relating to receipt of regulatory approvals have not been satisfied by the Termination Date or if any governmental authority issues a final and nonappealable injunction or order permanently enjoining, preventing or otherwise prohibiting the consummation of the Transactions and relating to any regulatory law, subject to the terms and conditions set forth in the Purchase Agreement. If the Purchase Agreement is terminated by the Company (A) at a time when (i) all of the conditions to Closing have been satisfied or waived (other than those conditions that by their nature are to be, and can be, satisfied at the Closing), (ii) the Company irrevocably and unconditionally notifies Purchaser in writing that it is ready, willing and able to consummate the Closing and (iii) the Purchaser fails to consummate the Closing on the Closing Date (as defined in the Purchase Agreement) or (B) if the Purchaser has breached or failed to perform in any material respect and such breach or failure to perform gives rise to certain closing conditions and such breach or failure is incapable of being cured or has not been cured by a certain date, then the Purchaser will be required to pay the Company a termination fee equal to $18,750,000.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference. The Purchase Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Purchaser or any of their respective affiliates. In particular, the representations and warranties contained in the Purchase Agreement were made only for the purposes of the Purchase Agreement as of the specific dates therein, and were solely for the benefit of the parties to the Purchase Agreement. The representations and warranties contained in the Purchase Agreement may be subject to limitations agreed upon by the parties to the Purchase Agreement and are qualified by information in confidential disclosure schedules provided in connection with the signing of the Purchase Agreement. These confidential disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Purchase Agreement. Moreover, certain representations and warranties in the Purchase Agreement may be subject to a standard of materiality provided for in the Purchase Agreement and have been used for the purpose of allocating risk among the parties, rather than establishing matters of fact. Investors are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Purchaser or any of their subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Purchase Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the parties that is or will be contained in, or incorporated by reference into, the Company’s Annual Report on Form 10-K for the period ended December 31, 2024, Quarterly Report on Form 10-Q for the period ended March 31, 2025 and June 30, 2025 and other documents that the Company has filed or will file with the Securities and Exchange Commission (the “SEC”).

Item 7.01.	Regulation FD Disclosure.

On October 7, 2025, the Company issued a press release announcing the transactions contemplated by the Purchase Agreement. The Company is furnishing the press release attached hereto as Exhibit 99.1 pursuant to Item 7.01 of Form 8-K and, such press release incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements regarding our expectations regarding the proposed Sale and the future performance and financial results of the Company’s business and other non-historical statements. Some of these statements can be identified by terms and phrases such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “predicts,” “intends,” “trends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. The Company cautions readers of this communication that such “forward looking statements,” wherever they occur in this communication or in other statements attributable to the Company, are necessarily estimates reflecting the judgment of the Company’s senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the “forward-looking statements.”

Factors that could cause the Company’s actual results to differ materially from those expressed or implied in such forward-looking statements include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of the Purchase Agreement; the failure to satisfy other conditions to completion of the proposed Transactions, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed Transactions; risks related to disruption of management’s attention from the Company’s ongoing business operations due to the proposed Transactions; the effect of the announcement of the proposed Transactions on the Company’s relationships with its customers, suppliers and other third parties, as well as it operating results and business generally; the risk that the proposed Transactions will not be consummated in a timely manner; exceeding the expected costs of the Transactions; the risk that the Purchaser will fail to consummate the Transactions when required; risks related to the Purchaser committed financing; the risk that the remaining business will not operate as effectively and efficiently as expected.

Additional factors that could cause the Company’s actual outcomes or results to differ materially from those described in the forward-looking statements can be found in the “Risk Factors” sections of our most recent Annual Report on Form 10-K for the period ended December 31, 2024 and Quarterly Report on Form 10-Q for the periods ended March 31, 2025 and June 30, 2025, as such factors may be further updated from time to time in the Company’s other filings with the SEC. These reports are or will be accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this press release and in the Company’s filings with the SEC. The Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit	Description

2.1*	Equity Purchase Agreement, dated as of October 7, 2025, by and among the Company and Purchaser.

99.1	Press Release of the Company, dated as of October 7, 2025 (furnished pursuant to Item 7.01)

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document)

*

Schedules and Exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby agrees to supplementally furnish to the SEC upon request any omitted schedule or exhibit to the Equity Purchase Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OWENS & MINOR, INC.

Date: October 7, 2025	By:	/s/ Heath H. Galloway
	Name:	Heath H. Galloway
	Title:	Executive Vice President, General Counsel & Corporate Secretary